Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. November 2022 Q3 2022 Earnings Supplemental Materials

Advancing medicines. Solving problems. Improving lives. ® Forward Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the clinical advancement and related timing of AQST-109 through the regulatory and development pipeline; the potential for AQST-109 as the first orally administered epinephrine product candidate for the treatment of anaphylaxis; statements regarding the approval of Libervant by the FDA for U.S. market access, the timing thereof and potential out-licensing of Libervant in North America; profitability of the Company's manufacturing operations and the 2022 financial outlook of the Company; and business strategies, market opportunities, and other statements that are not historical facts advancement of Libervant™, AQST-109, and other product candidates through the regulatory and development pipeline; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for AQST-109 and our other drug candidates; risk of delays in FDA approval of our drug candidate Libervant, AQST-109, and our other drug candidates or failure to receive approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of loss of our’ orphan drug approval and failure to obtain resulting drug exclusivity for our products; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S. and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default thereof; short-term and long-term liquidity and cash requirements, cash funding and cash burn; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone® and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, securities, business torts, investigative and antitrust litigation matters and associated costs, including that the rulings in the Company’s favor in the Suboxone® states’ antitrust litigation case could be appealed by the plaintiffs in the case and that, thereafter, the Company could be required to continue its defense of the claims asserted in that case and that said plaintiffs could be entitled to judgment against the Company; risk of changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (SEC). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. Libervant™ Buccal Film (Diazepam) is an investigational drug being evaluated for use in children and adults with refractory seizures, who remain on stable regimens of antiepileptic drugs, to control bouts of increased seizure activity. The product profile, data from our trials, and related statements have not been approved by the FDA. Aquestive has received conditional acceptance of the use of this trade name, which is subject to final FDA review and acceptance. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2

Advancing medicines. Solving problems. Improving lives. Q3 2022 Earnings: Key Messages AQST 109 Epinephrine Sublingual Film ❖ Reported positive results from EPIPHAST II Trial comparing AQST-109 to EpiPen® 0.3mg (single dose) and AQST-109 to epi 0.3mg intramuscular (IM) injection (repeat dose) ❖ Obtained positive written feedback from FDA for the Company’s initial End-of-Phase 2 (EoP2) meeting request to discuss Chemistry, Manufacturing, and Controls (CMC) ❖ EoP2 meeting with the FDA scheduled for the fourth quarter 2022 Generated over $25 million in near-term cash through multiple transactions ❖ Out-licensed Sympazan® (clobazam) Oral Film to Assertio Pharmaceuticals for $15 million (upfront and near-term milestones) ❖ Out-licensed Libervant™ to Pharmanovia for distribution in Europe, UK, Switzerland and Middle East and North Africa for $3.5 million upfront ❖ Received $7.0 million upfront payment from Haisco for Exservan (riluzole) Oral Film for distribution in China LIBERVANTTM (diazepam) buccal film ❖ Received tentative approval of Libervant™ with expected U.S. market access in 2027 ❖ Outlined strategic decision to prioritization of out-licensing opportunity for Libervant 3

Advancing medicines. Solving problems. Improving lives. 4 Building Momentum Over the Last 90 Days…. - Additions to Management Team And Board - Libervant FDA Tentative Approval Received SEPTEMBER - Allergy Scientific Advisory Board Established - Positive EPHIPHAST II Data - Libervant EU Licensing Deal with Pharmanovia AUGUST - Positive FDA End-of- Phase 2 CMC Response - Positive Decision for Aquestive in Suboxone States’ Cases - Sympazan Licensing Deal with Assertio OCTOBER Generated $25M in non-dilutive capital

Advancing medicines. Solving problems. Improving lives. AQST 109: Epinephrine Sublingual Film 5

Advancing medicines. Solving problems. Improving lives. AQST-109: Epinephrine Sublingual Film First and only orally delivered epinephrine product candidate for the treatment of allergic reactions (type 1), including anaphylaxis, that would allow patients and their providers to: 6 Quickly deliver epinephrine to control emerging symptoms and prevent progression Alleviate the fears associated with auto-injectors and self-injection, including needle phobia1 Prevent improper administration or suboptimal dosing, including associated adverse events such as injection site necrosis and/or infections2,3 Reduce the likelihood of noncompliance or delayed dosing because the sublingual film is small, portable, and can be administered quickly and easily3 References: 1. Mcleon & Rogers M. J Adv Nurs. 2019;75(1):30-42. 2. Libermann P. Ann Allergy Asthma Immunol. 2005 Sep;95(3)217-26 3. Fast Track Designation Request. Aquestive Therapeutics, Inc. 2021.

Advancing medicines. Solving problems. Improving lives. AQST-109: Significant & Addressable Market Opportunity 7 Total Epinephrine Auto-Injector Market Rx’s: 2015-2021 (US) Allergists, Pediatricians, and Otolaryngologists (OTOs) prescribe roughly 1/2 of all EAI Rx’s • Large portion of annual Rx’s are written by a target audience addressable by Aquestive (i.e., high-decile Allergists, OTOs and Pediatricians) • Further, many of the Rx’s written by PCP’s/Others, are “downstream” refill prescriptions, for patients that were originally seen and prescribed an epinephrine product by an Allergist, OTO or Pediatrician

Advancing medicines. Solving problems. Improving lives. Treatment B a s e lin e A d ju s te d E p i C m a x 1 5 ( p g /m L ) 0 250 500 750 1000 1250 1500 1750 2000 IM 0.3 mg single (R1) EpiPen 0.3 mg single (R3) AQST-109 12 mg single (T1) EPIPHAST II: Topline Results Represents data from top-line results. Geometric means presented for Cmax. EPIPHAST II study was conducted with a 4-minute administration hold time. Administration instructions for future studies may vary. 8 AQST-109 Cmax values within the timeframe critical to abate the cascade of anaphylaxis are comparable to and well bracketed by the 0.3mg IM and the EpiPen® 90th percentile 10th percentile Mean Baseline Adjusted Epi Concentrations over Time by Treatment EPIPHAST II Time (minutes) 0 2 4 6 8 10 12 14 16 18 20 B as el in e A d ju st ed E p i C o n c (p g/ m L) 0 500 1000 1500 2000 2500 3000 T1 - AQST-109 12 mg single T2 - AQST-109 12 mg repeat R1 - IM 0.3 mg single R2 - IM 0.3 mg repeat R3 - EpiPen 0.3 mg single

Advancing medicines. Solving problems. Improving lives. Baseline Adjusted Epinephrine Tmax EPIPHAST II Treatment B as el in e A d ju st ed E p i Tm ax ( m in u te s) 0 15 30 45 60 75 90 IM 0.3 mg single (R1) EpiPen 0.3 mg single (R3) AQST-109 12 mg single (T1) EPIPHAST II: Time to Maximum Concentration (Tmax) 9 • AQST-109 showed a shorter median Tmax than both 0.3 mg IM and 0.3 mg EpiPen® • Range of Tmax values across study is consistent with EpiPen® • Both EpiPen® and AQST-109 provide faster median Tmax values than 0.3 mg IM Fastest Median Tmax

Advancing medicines. Solving problems. Improving lives. Manufacturing Operations 10

Advancing medicines. Solving problems. Improving lives. 11 Manufacturing Operations Manufacturing operations continues to meet the Company’s expectations and provides positive cash flow to the Company. - 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 Pharmfilm® Volume Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 33,629 27,890 30,916 49,182 47,509 36,413 42,182 47,125 41,097 Doses (millions)

Advancing medicines. Solving problems. Improving lives. 2022 Outlook 12

Advancing medicines. Solving problems. Improving lives. 2022 Outlook 2022 Outlook • Total revenues of approximately $46 to $49 million • Non-GAAP adjusted EBITDA loss of approximately $37 to $43 million 13

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